EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of CDEX Inc. (the "Company") on Form 10-Q/ASB for the quarterly period ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy Shriver, President and Chief Executive Officer (and Chief Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 1, 2007              /s/ Timothy Shriver
                                     --------------------
                                     Timothy Shriver
                                     President, Chief Executive Officer, and
                                     Chief Accounting and Financial Officer